--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                   July 31, 2000

Dear Shareholder:

      In the first half of the year, fears of an open-ended tightening policy by the Federal Reserve peaked in May, which resulted in a subsequent relief in the market as the U.S. economy seemed to decelerate significantly. During the period, the Federal Reserve tightened short-term rates by 1.00% in an attempt to engineer a "soft landing" for the U.S. economy. In the first six months of the new millennium we have witnessed unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply in the first quarter, but as weak economic data emerged in the second quarter, market participants embraced an economic "soft landing" scenario causing the yield curve to steepen. The downward revision in growth expectations allowed spread sectors to rally in the month of June, but year-to-date their performance still trails Treasuries.

      While fears of a hawkish Federal Reserve and consequent risks of a "hard-landing" may not materialize immediately, the risks are skewed in that direction. A longer period of subdued financial market performance is necessary to enable the labor markets to build up slack, which is an important pre-condition for the Fed to achieve its goal.

      This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.


Sincerely,



/s/ LAURENCE D. FINK                  /s/ RALPH L. SCHLOSSTEIN
--------------------                  ------------------------
Laurence D. Fink                      Ralph L. Schlosstein
Chairman                              President

                                                                   July 31, 2000

Dear Shareholder:

      We are pleased to present the unaudited semi-annual report for The BlackRock Municipal Target Term Trust Inc. ("the Trust") for the six-month period ended June 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and NAV over the past six months:

                              ----------------------------------------------------------------------
                                 6/30/00      12/31/99        CHANGE          HIGH           LOW
----------------------------------------------------------------------------------------------------
  STOCK PRICE                    $10.125      $ 9.8125        3.18%         $10.125       $ 9.5625
----------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)          $10.52       $10.60         (0.75)%        $10.60        $10.34
----------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

      The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserve increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security declined from 6.44% on December 31, 1999 to 6.03% on June 30, 2000.

      Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 4.49% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX's 3.98% on a pre-tax basis. Overall, the tone in the market during the period was extremely positive as the result of continued strong demand from individual/retail investors coupled with light new issuance. During 1999, households increased their holdings of individual municipal bonds by over $40 billion while mutual funds saw net outflows. Offsetting the large amount of mutual fund outflows during the first quarter of 2000 was a 22% decline in overall new municipal bond issuance YTD for the same period, led by a 68% drop in refunding volume. Refunding volume was down due to the relatively higher interest rates experienced during the first half of 2000 when compared to the first half of 1999, while new money issuance has declined because the strong economy has led to full coffers at most municipalities.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

      Over the year, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above current cost. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

      During the period the Trust issued $74,100,000 in additional preferred shares. Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. As of June 30, 2000, the Trust's leverage amount was 38% of total assets.

      The Board of Directors of the BlackRock Municipal Target Term Trust voted to adjust the Trust's monthly dividend effective with the July dividend payable on August 1, 2000. The dividend reduction was determined after careful evaluation of the current and anticipated level of the Trust's net investment income, particularly the reduction in income associated with the increased cost of borrowing as a result of successive Federal Reserve rate increases. The new Monthly Dividend is $0.04792 ($0.575 annualized), down from the current Monthly Dividend of $0.05125 ($0.615).

      The following chart compares the Trust's current and December 31, 1999 asset composition:


--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
  SECTOR                            JUNE 30, 2000           DECEMBER 31, 1999
--------------------------------------------------------------------------------
  City, County and State                   21%                     22%
--------------------------------------------------------------------------------
  Transportation                           17%                     15%
--------------------------------------------------------------------------------
  Hospital                                 15%                     15%
--------------------------------------------------------------------------------
  Tax Revenue                              11%                     13%
--------------------------------------------------------------------------------
  Education                                 6%                      6%
--------------------------------------------------------------------------------
  Water & Sewer                             9%                     10%
--------------------------------------------------------------------------------
  Lease Revenue                             8%                      9%
--------------------------------------------------------------------------------
  Utility/Power                             6%                      6%
--------------------------------------------------------------------------------
  Other                                     7%                      4%
--------------------------------------------------------------------------------

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Municipal Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ ROBERT S. KAPITO                    /s/ KEVIN KLINGERT
--------------------                    ------------------
Robert S. Kapito                        Kevin Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.




--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                BMN
--------------------------------------------------------------------------------
   Initial Offering Date:                                    September 27, 1991
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/00:                              $10.125
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/00:                                  $10.52
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/00 ($10.125) 1:           5.68%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share 2:                 $0.04792
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share 2:              $0.57504
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 Distribution is not constant and is subject to change.

------------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL      VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--160.7%
                     ALABAMA--1.0%
                     Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
   AAA    $1,700++     6.50%, 2/01/01 ...................................................         N/A     $ 1,753,159
   AAA     1,815++     6.60%, 2/01/01 ...................................................         N/A       1,872,753
   AAA     1,025++     6.625%, 2/01/01 ..................................................         N/A       1,057,759
                                                                                                          -----------
                                                                                                            4,683,671
                                                                                                          -----------
                     ALASKA--1.6%
   AAA      9,000    No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA .................    No Opt. Call   7,364,160
                                                                                                          -----------
                     ARIZONA--1.1%
                     Tucson Bus. Dev. Fin. Corp., Lease Rev., FGIC,
   AAA      1,515++    6.25%, 7/01/02 ...................................................         N/A       1,590,189
   AAA      3,495      6.25%, 7/01/06 ...................................................     7/02 @ 102    3,659,615
                                                                                                          -----------
                                                                                                            5,249,804
                                                                                                          -----------
                     CALIFORNIA--5.2%
   AAA      6,000    California St., G.O., 6.30%, 9/01/06, AMBAC ........................    No Opt. Call   6,573,660
   AAA      1,910++  California St. Pub. Wrks. Rev., Univ. of Cal, Ser. A, 6.20%,
                       12/01/02, AMBAC ..................................................         N/A       2,027,293
   AAA      4,000    Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%,
                       3/01/07, MBIA ....................................................     3/01 @ 102    4,131,720
                     Los Angeles Wst. Wtr. Sys. Rev., MBIA,
   AAA      5,570      5.625%, 6/01/07 ..................................................     6/03 @ 102    5,841,037
   AAA      3,320++    Ser. D, 6.60%, 12/01/00 ..........................................         N/A       3,418,803
   AAA      3,500    San Joaquin Hills Trans. Agcy., Toll Rd. Rev., Ser. A,
                       Zero Coupon, 1/15/07, MBIA .......................................    No Opt. Call   2,549,295
                                                                                                          -----------
                                                                                                           24,541,808
                                                                                                          -----------
                     COLORADO--8.2%
   AAA     17,150    Denver City & Cnty., G.O., Ser. B., 5.625%, 8/01/07, MBIA ..........         N/A      17,863,269
                     Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
   AAA      2,025++    6.50%, 11/15/01 ..................................................         N/A       2,095,895
   AAA      1,385      6.50%, 11/15/05 ..................................................     11/01 @ 101   1,432,242
   AAA      1,110++    6.60%, 11/15/01 ..................................................         N/A       1,150,304
   AAA        765      6.60%, 11/15/06 ..................................................     11/01 @ 101     791,446
   AAA      2,295++    6.625%, 11/15/01 .................................................         N/A       2,379,089
   AAA      1,570      6.625%, 11/15/07 .................................................     11/01 @ 101   1,623,788
                     Regional Trans. Dist., Transit Vehicle Proj., Ser. A, MBIA,
   AAA      6,215      5.00%, 6/01/06 ...................................................         N/A       6,228,984
   AAA      5,470      5.00%, 6/01/07 ...................................................         N/A       5,469,234
                                                                                                          -----------
                                                                                                           39,034,251
                                                                                                          -----------
                     DELAWARE--1.7%
   AAA      8,000    Delaware Trans. Auth. Sys. Rev., 5.80%, 7/01/09, MBIA ..............    7/01/02 @ 102  8,211,200
                                                                                                          -----------
                     DISTRICT OF COLUMBIA--1.8%
                     Dist. of Columbia, G.O., Ser. B, MBIA,
   AAA      1,060++    5.90%, 6/01/04 ...................................................         N/A       1,118,226
   AAA      7,190      5.90%, 6/01/06 ...................................................     6/04 @ 102    7,511,609
                                                                                                          -----------
                                                                                                            8,629,835
                                                                                                          -----------
                     FLORIDA--11.6%
                     Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev.,
                       Dept. Nat. Res. & Pres.,
   AAA      7,000++    6.45%, 7/01/01, MBIA .............................................         N/A       7,208,810
   AAA      6,975++    6.75%, 7/01/01, AMBAC ............................................         N/A       7,269,903


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL      VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     FLORIDA--(CONTINUED)
   AAA    $ 2,190    Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA .............     7/01 @ 101  $ 2,251,189
                     Greater Orlando Aviation Auth., Arpt. Fac. Rev., Ser. B, FGIC,
   AAA      4,760      6.55%, 10/01/06 ..................................................     10/02 @ 102   5,023,989
   AAA      5,070      6.55%, 10/01/07 ..................................................     10/02 @ 102   5,344,490
   AAA      2,650++  Jacksonville Hlth. Fac. Auth. Rev., Mem. Med. Ctr.,
                       Ser. A, 6.625%, 5/01/01, MBIA ....................................          N/A      2,749,402
   AAA      7,500    Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj.,
                       6.50%, 2/01/07, CONNIE LEE .......................................      2/02 @ 102   7,821,300
   AAA      2,000++  No. Broward Hosp. Rev., 6.50%, 1/01/02, MBIA .......................          N/A      2,091,940
   AAA     10,645    Orange Cnty., Tourist Dev. Tax Rev., Ser. A, 6.375%,
                       10/01/06, AMBAC ..................................................     10/02 @ 102  11,184,701
   AAA      2,570++  Tampa Allagany Hlth. Sys., St. Joseph Hlth. Ctr. Rev., 6.70%,
                       12/01/01, MBIA ...................................................          N/A      2,694,902
   AAA      1,600    Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC ...............     10/01 @ 102   1,670,736
                                                                                                          -----------
                                                                                                           55,311,362
                                                                                                          -----------
                     GEORGIA--0.4%
   AAA      1,990    Burke Cnty. Dev. Auth. P.C.R., Oglethorpe Pwr. Corp.,
                       Ser. B, 6.45%, 1/01/05, MBIA .....................................     1/04 @ 101    2,090,396
                                                                                                          -----------
                     HAWAII--3.9%
                     Hawaii St., G.O.,
   AAA      9,000      Ser. CS, 5.25%, 4/01/06, MBIA ....................................    No Opt. Call   9,125,910
   AAA      5,675      Ser. CP, 5.50%, 10/01/06, FGIC ...................................    No Opt. Call   5,836,227
   AAA      3,500    Honolulu Cnty., G.O., Ser. A, 5.80%, 1/01/07, FGIC .................    No Opt. Call   3,649,065
                                                                                                          -----------
                                                                                                           18,611,202
                                                                                                          -----------
                     ILLINOIS--16.1%
   AAA      4,930++  Alton Hlth. Fac. Rev., Christian Hlth. Ctr., 7.00%, 2/15/01, FGIC ..         N/A       5,102,451
                     Chicago Cent. Pub. Library, G.O., AMBAC,
   AAA      1,800++    Ser. A, 6.75%, 4/01/02 ...........................................         N/A       1,896,030
   AAA      1,600++    Ser. C, 6.75%, 4/01/02 ...........................................         N/A       1,685,360
   AAA      5,555++  Cook Cnty., G.O., Ser. A, 6.40%, 11/15/02, MBIA ....................         N/A       5,871,635
   AAA      1,775++  Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/02, FGIC ..         N/A       1,818,967
   AAA      7,220    Cook Cnty. Sch. Dist., Zero Coupon, 12/01/07, FGIC .................    No Opt. Call   4,892,850
                     Illinois Hlth. Fac. Auth. Rev.,
   AAA      3,300      Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC ........................     1/02 @ 102    3,437,115
   AAA     14,585      Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA ...............     6/02 @ 102   15,272,099
                     Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
   AAA      2,780++    6.55%, 11/01/01 ..................................................         N/A       2,903,321
   AAA      6,125++    6.625%, 11/01/01 .................................................         N/A       6,402,524
   AAA      8,725++  Illinois St., Ded. Tax Rev., 6.40%, 12/15/01, AMBAC ................         N/A       9,113,524
                     Illinois St., Sales Tax Rev., Ser. O.,
   AAA      5,900      Zero Coupon, 6/15/07 .............................................    No Opt. Call   4,096,075
   AAA      5,635      Zero Coupon, 6/15/08 .............................................    No Opt. Call   3,700,899
   AAA      2,065++    6.50%, 6/15/01 ...................................................         N/A       2,144,523
   AAA      3,935      6.50%, 6/15/06, MBIA .............................................     6/02 @ 101    4,075,047
   AAA      2,000++    6.60%, 6/15/01 ...................................................         N/A       2,078,860
   AAA      2,000    Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC ..........    No Opt. Call   2,262,680
                                                                                                          -----------
                                                                                                           76,753,960
                                                                                                          -----------
                     INDIANA--2.9%
   AAA      9,000    Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC .......    No Opt. Call   6,571,530
   AAA      2,270    Noblesville West Indpt. Sch. Bldg. Corp., G.O.,
                       7.00%, 7/01/07, MBIA .............................................     1/01 @ 102    2,340,143
   AAA      5,000++  Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/00, MBIA ...........         N/A       5,100,000
                                                                                                          -----------
                                                                                                           14,011,673
                                                                                                          -----------
                     KENTUCKY--3.1%
                     Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
   AAA      2,015++    6.60%, 3/01/02 ...................................................         N/A       2,114,662
   AAA      2,160++    6.65%, 3/01/02 ...................................................         N/A       2,268,540
   AAA      3,750++  Kentucky Dev. Fin. Auth. Rev., Sisters of Charity,
                       6.60%, 11/01/01, MBIA ............................................         N/A       3,899,175


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL      VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     KENTUCKY--(CONTINUED)
   AAA    $ 6,410    Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 45,
                       6.625%, 10/01/07, MBIA ...........................................    10/01 @ 102  $ 6,669,028
                                                                                                          -----------
                                                                                                           14,951,405
                                                                                                          -----------
                     LOUISIANA--7.0%
                     Jefferson Sales Tax Dist. Rev., FGIC,
   AAA      6,505++    Ser. A, 6.75%, 12/01/02 ..........................................         N/A       6,807,287
   AAA      4,000++    Ser. B, 6.75%, 12/01/02 ..........................................         N/A       4,181,240
   AAA     14,495      Ser. A, 6.75%, 12/01/06 ..........................................     12/02 @ 100  15,098,282
   AAA      3,500++  Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC .................         N/A       3,673,915
   AAA      5,250    New Orleans, G.O., Zero Coupon, 9/01/06, AMBAC .....................    No Opt. Call   3,828,458
                                                                                                          -----------
                                                                                                           33,589,182
                                                                                                          -----------
                     MASSACHUSETTS--5.1%
   AAA      3,670++  Mansfield, G.O., 6.65%, 1/15/02, AMBAC .............................         N/A       3,849,133
   AAA     20,015++  Massachusetts Bay Trans. Auth. Rev., Gen. Tran. Sys.,
                     Ser. A, 6.625%, 3/01/01, MBIA ......................................         N/A      20,695,310
                                                                                                          -----------
                                                                                                           24,544,443
                                                                                                          -----------
                     MICHIGAN--9.1%
                     Detroit Swr. Disp. Rev., FGIC,
   AAA      1,655++    6.60%, 7/01/01 ...................................................         N/A       1,721,779
   AAA      1,765++    6.65%, 7/01/01 ...................................................         N/A       1,837,065
   AAA      1,880++    6.70%, 7/01/01 ...................................................         N/A       1,957,663
   AAA      3,750    Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC ................     1/01 @ 102    3,852,562
                     Michigan Mun. Bond Auth. Rev.,
   AAA      1,165++    Ser. G, 6.35%, 11/01/04, AMBAC ...................................         N/A       1,255,474
   AAA        675      Ser. G, 6.35%, 11/01/06, AMBAC ...................................     11/04 @ 102     722,189
   AAA      5,000      Spec. Tax, Ser. D, Zero Coupon, 5/15/06, MBIA ....................    No Opt. Call   3,701,450
                     Michigan St. Bldg. Auth. Rev.,
   AAA     11,590      Ser. I, 6.75%, 10/01/07, MBIA ....................................     10/01 @ 102  12,072,723
   AAA      3,850++    Ser. II, 6.75%, 10/01/01, AMBAC ..................................         N/A       4,024,136
   AAA     11,940    Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp.,
                       6.60%, 11/15/07, MBIA ............................................     11/01 @ 102  12,415,451
                                                                                                          -----------
                                                                                                           43,560,492
                                                                                                          -----------
                     MINNESOTA--0.7%
   AAA      3,310    Minnesota St. Hsg. Fin. Auth. Rev., Ser. D., 5.35%,
                       8/01/06, MBIA ....................................................   2/01/05 @ 102   3,340,882
                                                                                                          -----------
                     NEVADA--4.7%
   AAA      6,210++  Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/01, AMBAC ..............         N/A       6,411,080
                     Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
   AAA     11,000      6.70%, 3/01/06 ...................................................     3/01 @ 101   11,229,130
   AAA      1,500      6.75%, 3/01/07 ...................................................     3/01 @ 101    1,532,115
   AAA      3,250++  Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr.,
                       6.70%, 7/01/01, MBIA .............................................         N/A       3,382,632
                                                                                                          -----------
                                                                                                           22,554,957
                                                                                                          -----------
                     NEW HAMPSHIRE--0.5%
   AAA      2,310    New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester,
                       6.70%, 10/01/06, AMBAC ...........................................     10/02 @ 102   2,397,179
                                                                                                          -----------
                     NEW JERSEY--18.2%
                     Elizabeth, G.O., MBIA,
   AAA     10,235++    6.60%, 8/01/01 ...................................................         N/A      10,664,870
   AAA        265      6.60%, 8/01/06 ...................................................     8/01 @ 102      275,054
                     Howell Twp., G.O., FGIC,
   AAA      7,715      6.70%, 1/01/06 ...................................................     1/02 @ 102    8,063,178
   AAA      2,925      6.75%, 1/01/07 ...................................................     1/02 @ 102    3,058,204


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL      VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     NEW JERSEY--(CONTINUED)
                     New Jersey St. Highway Auth. Gen. Rev., Garden St. Pkwy.,  AMBAC,
   AAA      $ 220++    6.15%, 1/01/02 ...................................................         N/A     $   228,857
   AAA      1,545      6.15%, 1/01/07 ...................................................     1/02 @ 102    1,600,651
                     New Jersey St. Trans. Trust Fund Auth., Trans Sys. Rev, Ser. A,
   AAA      5,000      5.125%, 6/15/07, AMBAC ...........................................     6/05 @ 102    5,062,050
   AAA      5,075      5.50%, 6/15/07, MBIA .............................................    No Opt. Call   5,248,870
                     New Jersey St. Hlth. Care Fac. Fin. Auth. Rev.,
                     Hackensack Med. Ctr., FGIC,
   AAA     12,755++    6.65%, 7/01/01 ...................................................         N/A      13,275,786
   AAA      3,735++    6.70%, 7/01/01 ...................................................         N/A       3,889,293
   AAA     30,000++  New Jersey St. Tpk. Auth. Rev., Ser. C, 6.40%, 1/01/01, AMBAC                N/A      30,728,400
                     No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
   AAA      2,525      Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 .......................     11/01 @ 102   2,627,616
   AAA      1,065      Wanaque So. Proj., 6.50%, 7/01/06 ................................         ETM       1,135,791
   AAA      1,250    Warren Cnty. Fin. Auth., P.C.R., 6.55%, 12/01/06, MBIA .............     12/02 @ 102   1,258,663
                                                                                                          -----------
                                                                                                           87,117,283
                                                                                                          -----------
                     NEW MEXICO--0.8%
   AAA      3,535    Gallup, P.C.R., Plains Elec. Gen., 8/15/07, MBIA ...................     8/02 @ 102    3,702,594
                                                                                                          -----------

                     NEW YORK--14.8%
   AAA      2,800    Nassau Cnty., G.O. Ser. Y, 5.00%, 3/01/06, FGIC ....................    No Opt. Call   2,807,252
                     New York City, G.O.,
   AAA     10,000      Ser. E, 6.125%, 8/01/06, MBIA ....................................    No Opt. Call  10,623,500
   AAA     13,000      Ser. A, 7.00%, 8/01/07, FSA ......................................    8/06 @ 101.5  14,517,750
                     New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
                       Ser. A, FGIC,
   AAA     11,100      6.15%, 6/15/07 ...................................................    6/02 @ 101.5  11,486,391
   AAA      1,090++    6.75%, 6/15/01 ...................................................         N/A       1,125,022
   AAA      1,070      6.75%, 6/15/06 ...................................................     6/01 @ 101    1,097,884
   AAA      1,340++    7.00%, 6/15/01 ...................................................         N/A       1,386,123
   AAA      1,320      7.00%, 6/15/07 ...................................................     6/01 @ 101    1,359,732
   AAA      4,500    New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.40%, 5/15/06 ...     11/04 @ 102   4,838,130
   AAA      9,830    New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge., Ser. A,
                       5.50%, 11/01/06, FSA .............................................     5/06 @ 102   10,020,112
   AAA      5,250    New York St. Urb. Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC ..........     1/03 @ 102    5,392,905
   AAA      6,000    Triborough Brdg. & Tunl. Auth. Rev., Ser. B, 6.70%, 1/01/08, FGIC ..     1/01 @ 102    6,165,420
                                                                                                          -----------
                                                                                                           70,820,221
                                                                                                          -----------

                     NORTH CAROLINA--1.3%
   AAA      6,000    North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B,
                       6.00%, 1/01/06, CAPMAC ...........................................     No Opt. Call  6,248,040
                                                                                                          -----------

                     NORTH DAKOTA--0.5%
   AAA      2,035    Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp.,
                       6.50%, 12/01/06, MBIA ............................................     12/01 @ 102   2,108,362
                                                                                                          -----------

                     PENNSYLVANIA--11.0%
   AAA      6,200++  Beaver Cnty. Hosp. Auth., 6.625%, 7/01/02, AMBAC ...................         N/A       6,545,340
   AAA      1,500++  Coatesville Sch. Dist., G.O., 6.60%, 03/01/01, AMBAC ...............         N/A       1,522,320
   AAA     10,000++  Harrisburg Auth. Lease Rev., 6.625%, 6/01/01, FSA ..................         N/A      10,292,200
   AAA      7,450++  Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01, FGIC ..............         N/A       7,740,624
   AAA      1,445++  Pennsylvania St. Higher Edl. Rev., 6.75%, 7/01/01, MBIA ............         N/A       1,505,387
   AAA      4,500    Pennsylvania St. Tpk. Auth. Rev., Ser. O, 5.80%, 12/01/07, FGIC ....     12/02 @ 102   4,642,020
                     Philadelphia Mun. Auth., Justice Lease Rev.,
   AAA      1,550      Ser. A, 7.00%, 11/15/04, MBIA ....................................     11/01 @ 102   1,624,524
   AAA      2,370++    Ser. B, 7.10%, 11/15/01, FGIC ....................................         N/A       2,493,785
   AAA      2,950    Philadelphia Wtr. & Wastewtr. Rev., 5.50%, 6/15/06, MBIA ...........    No Opt. Call   3,036,494


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL      VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     PENNSYLVANIA--(CONTINUED)
                     Pittsburgh & Allegheny Cntys. Rev., AMBAC,
   AAA    $ 1,015++    Ser. A, 6.50%, 7/15/01 ...........................................         N/A     $ 1,036,325
   AAA        900++    Ser. B, 6.50%, 7/15/01 ...........................................         N/A         918,909
   AAA      3,000    Schuylkill Cnty. Redev. Auth., Common Lease Rev., Ser. A,
                       7.00%, 6/01/07, FGIC .............................................     6/01 @ 102    3,116,550
   AAA      7,800++  Westmoreland Cnty., G.O., 6.70%, 8/01/01, AMBAC                              N/A       7,986,732
                                                                                                          -----------
                                                                                                           52,461,210
                                                                                                          -----------

                     RHODE ISLAND--2.4%
   AAA     11,220++  Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01, MBIA ................         N/A      11,638,169
                                                                                                          -----------

                     SOUTH CAROLINA--2.1%
   AAA      4,390    Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC ...........     1/01 @ 102    4,515,422
   AAA      5,100    Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC ....................     1/01 @ 102    5,237,190
                                                                                                          -----------
                                                                                                            9,752,612
                                                                                                          -----------

                     TENNESSEE--0.5%
   AAA      2,350    Met. Nashville Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC ...........     7/01 @ 102    2,432,297
                                                                                                          -----------

                     TEXAS--16.9%
   AAA      2,000++  Austin Util. Sys. Rev., 6.875%, 5/15/01, AMBAC .....................         N/A       2,079,980
   AAA      8,500    Cypress-Fairbanks Indpt. Sch. Dist., G.O., Zero Coupon,
                       8/01/06, AMBAC ...................................................    No Opt. Call   6,213,840
   AAA      5,800    El Paso Cnty. Tax Rev., Ser. B, 6.40%, 2/15/07, MBIA                     2/02 @ 100    5,927,194
                     Ft. Bend Cnty., Perm. Imprvt., G.O., FGIC,
   AAA      3,375++    6.60%, 9/01/02 ...................................................         N/A       3,509,494
                     Harris Cnty. Toll Rd., Sr. Lien, Ser. A, FGIC,
   AAA     13,555++    6.50%, 8/15/02 ...................................................         N/A      14,303,913
AAA1,955             6.50%, 8/15/06 .....................................................     8/02 @ 102    2,051,714
   AAA        590      6.50%, 8/15/07 ...................................................     8/02 @ 102      617,972
                     Houston Wtr. & Swr. Sys. Rev., Ser. B, FGIC,
   AAA      1,775++    6.75%, 12/01/01 ..................................................         N/A       1,861,212
   AAA     13,225      6.75%, 12/01/08 ..................................................     12/01 @ 102  13,802,800
   AAA      1,900    No. Central Texas Hlth. Fac. Dev. Corp. Rev.,
                     Childrens Med. Ctr. of Dallas,
                       6.375%, 10/01/06, MBIA ...........................................     10/01 @ 102   1,964,410
   AAA      1,550++  No. Texas Wtr. Dist., 6.40%, 6/01/03, MBIA .........................         N/A       1,619,347
   AAA      3,000++  Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01, MBIA ...........         N/A       3,071,010
   AAA      8,115    San Antonio Elec.& Gas. Rev., Ser. B, Zero Coupon, 2/01/08 .........         ETM       5,429,584
   AAA     15,000    Texas Mun. Pwr. Agy. Rev., Zero Coupon, 9/01/06, AMBAC .............    No Opt. Call  10,918,650
   AAA      3,745++  Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01, MBIA ..............         N/A       3,799,415
   AAA      3,395    Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp.,
                       6.50%, 7/01/06, FGIC .............................................     7/02 @ 102    3,549,031
                                                                                                          -----------
                                                                                                           80,719,566
                                                                                                          -----------

                     WASHINGTON--5.9%
                     Seattle, G.O., Ser. E, MBIA,
   AAA      1,700      Zero Coupon, 12/15/07 ............................................    No Opt. Call   1,151,376
   AAA      1,345      Zero Coupon, 12/15/08 ............................................    No Opt. Call     861,755
   AAA      1,250    Snohomish Cnty. Pub. Util. Dist., Elec. Rev.,
                       6.55%, 01/01/07, FGIC ............................................         ETM       1,305,225
                     Snohomish Cnty. Sch. Dist., G.O., MBIA,
   AAA      3,835      6.70%, 12/01/06 ..................................................     12/01 @ 100   3,928,804
   AAA      4,145      6.75%, 12/01/07 ..................................................     12/01 @ 100   4,247,465
   AAA      5,000    Washington St., G.O. Ser. B, 5.00%, 1/01/08, MBIA                            N/A       4,984,450
                     Washington St. Pub. Pwr. Sply. Sys. Rev.,
                     Nuclear Proj. No. 2, Ser. A,
   AAA     12,875      Zero Coupon, 7/01/06, MBIA .......................................    No Opt. Call   9,386,519
   AAA      2,265++    6.50%, 7/01/01, FGIC .............................................         N/A       2,351,998
                                                                                                          -----------
                                                                                                           28,217,592
                                                                                                          -----------


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL
            AMOUNT                                                                            OPTION CALL      VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS+    (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     WISCONSIN--0.6%
   AAA    $ 2,850    Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev., 6.50%,
                       11/15/06, MBIA ...................................................    11/01 @ 102  $  2,963,915
                                                                                                          ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $737,995,267) ....................                  767,613,723
                                                                                                          ------------
                     SHORT-TERM INVESTMENTS**
                     NEW YORK
   A1+         50    Long Island Pwr. Auth., 4.40%, 7/03/00, FRDD .......................         N/A           50,000
                     TEXAS
   A1+         95    Harris Cnty. Hlth. Facs. Dev. Corp. Rev., St. Lukes Episcopal
                       Hosp., Ser. A, 4.55%, 7/03/00, FRDD ..............................         N/A           95,000
                                                                                                          ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $145,000) .......................                      145,000
                                                                                                          ------------
                     TOTAL INVESTMENTS--160.7% (COST $738,140,267) ......................                  767,758,723
                     Other assets in excess of liabilities--1.9% ........................                    9,084,785
                     Liquidation value of preferred stock (62.6%) .......................                 (299,100,000)
                                                                                                          ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .................                 $477,743,508
                                                                                                          ============

----------

 *  Using the higher of Standard &Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

 + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

++  This bond is pre-refunded. See Glossary for definition.


--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

  AMBAC     --American Municipal Bond Assurance Corporation
  CAPMAC    --Capital Markets Assurance Company
  C.O.P.    --Certificate of Participation
  CONNIE LEE--College Construction Loan Insurance Association
  ETM       --Escrowed to Maturity
  FGIC      --Financial Guaranty Insurance Company

  FRDD      --Floating Rate Daily Demand**
  FSA       --Financial Security Assurance
  G.O.      --General Obligation
  MBIA      --Municipal Bond Insurance Association
  P.C.R.    --Pollution Control Revenue
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $738,140,267) (Note 1) .........      $ 767,758,723
Interest receivable ........................................         12,792,049
Other assets ...............................................              1,490
                                                                  -------------
                                                                    780,552,262
                                                                  -------------
LIABILITIES
Dividends payable--common stock ............................          2,327,295
Due to Custodian ...........................................            469,603
Dividends payable--preferred stock .........................            284,887
Investment advisory fee payable (Note 2) ...................            223,452
Administration fee payable (Note 2) ........................             44,690
Other accrued expenses .....................................            358,827
                                                                  -------------
                                                                      3,708,754
                                                                  -------------
NET INVESTMENT ASSETS ......................................      $ 776,843,508
                                                                  -------------
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .....................................      $     454,106
    Paid-in capital in excess of par .......................        420,058,822
  Preferred stock (Note 4) .................................        299,100,000
                                                                  -------------
                                                                    719,612,928
  Undistributed net investment income ......................         27,865,575
  Accumulated net realized loss ............................           (253,451)
  Net unrealized appreciation ..............................         29,618,456
                                                                  -------------
  Net investment assets, June 30, 2000 .....................      $ 776,843,508
                                                                  =============
  Net assets applicable to common
    shareholders ...........................................      $ 477,743,508
                                                                  =============
Net asset value per common share:
  ($477,743,508 / 45,410,639 shares of
  common stock issued and outstanding) .....................             $10.52
                                                                         ======



--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........................          $22,544,813
                                                                    -----------
Expenses
  Investment advisory ....................................            1,303,131
  Auction agent ..........................................              339,000
  Administration .........................................              260,626
  Reports to shareholders ................................              119,000
  Legal ..................................................               83,000
  Custodian ..............................................               80,000
  Directors ..............................................               42,000
  Independent accountants ................................               32,000
  Transfer agent .........................................               18,000
  Miscellaneous ..........................................               27,865
                                                                    -----------
  Total expenses .........................................            2,304,622
                                                                    -----------
Net investment income ....................................           20,240,191
                                                                    -----------
REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS
Net realized loss on investments .........................             (233,937)
Net change in unrealized appreciation
  on investments .........................................           (3,178,252)
                                                                    -----------
Net loss on investments ..................................           (3,412,189)
                                                                    -----------
NET INCREASE IN NET INVESTMENT
   ASSETS RESULTING FROM OPERATIONS ......................          $16,828,002
                                                                    ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  SIX MONTHS ENDED       YEAR ENDED
                                                                                      JUNE 30,          DECEMBER 31,
                                                                                        2000                1999
                                                                                  ---------------       ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
  Net investment income ....................................................       $ 20,240,191         $ 38,411,884
  Net realized gain (loss) on investments ..................................           (233,937)               2,678
  Net change in unrealized appreciation on investments .....................         (3,178,252)         (30,439,561)
                                                                                   ------------         ------------
  Net increase in net investment assets resulting from operations ..........         16,828,002            7,975,001
                                                                                   ------------         ------------
DIVIDENDS:
  To common shareholders from net investment income ........................        (13,963,557)         (27,927,182)
  To preferred shareholders from net investment income .....................         (5,523,866)          (7,435,130)
                                                                                   ------------         ------------
     Total dividends .......................................................        (19,487,423)         (35,362,312)
                                                                                   ------------         ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from preferred stock issuance ...............................         73,039,437                   --
                                                                                   ------------         ------------
    Total increase (decrease) ..............................................         70,380,016          (27,387,311)
                                                                                   ------------         ------------
NET INVESTMENT ASSETS
Beginning of period ........................................................        706,463,492          733,850,803
                                                                                   ------------         ------------
End of period (including undistributed net investment income of
  $27,865,575 and $27,112,807, respectively) ...............................       $776,843,508         $706,463,492
                                                                                   ============         ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                            SIX MONTHS ENDED               YEAR ENDED DECEMBER 31,
                                                                JUNE 30,    -------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE:                          2000        1999        1998        1997        1996        1995
                                                                -------     -------     -------     -------     -------     -------
Net asset value, beginning of period ......................     $ 10.60     $ 11.21     $ 11.22     $ 10.96     $ 11.14     $  9.98
                                                                -------     -------     -------     -------     -------     -------
Net investment income .....................................         .45         .85         .85         .85         .84         .87
Net realized and unrealized gain (loss) on investments ....        (.08)       (.68)       (.08)        .20        (.24)       1.14
                                                                -------     -------     -------     -------     -------     -------
Net increase from investment operations ...................         .37         .17         .77        1.05         .60        2.01
                                                                -------     -------     -------     -------     -------     -------
Dividends from net investment income to:
  Common shareholders .....................................        (.31)       (.62)       (.61)       (.61)       (.61)       (.62)
  Preferred shareholders ..................................        (.12)       (.16)       (.17)       (.18)       (.17)       (.19)
Distributions from capital gains to:
  Common shareholders .....................................          --          --          --           *           *        (.03)
  Preferred shareholders ..................................          --          --          --           *           *        (.01)
                                                                -------     -------     -------     -------     -------     -------
Total dividends and distributions .........................        (.43)       (.78)       (.78)       (.79)       (.78)       (.85)
                                                                -------     -------     -------     -------     -------     -------
Capital charge with respect to the issuance
  of preferred shares .....................................        (.02)         --          --          --          --           --
                                                                -------     -------     -------     -------     -------     -------
Net asset value, end of period** ..........................     $ 10.52     $ 10.60     $ 11.21     $ 11.22     $ 10.96     $ 11.14
                                                                =======     =======     =======     =======     =======     =======
Market value, end of period** .............................     $10.125     $  9.81     $ 11.38     $ 11.00     $ 10.25     $ 10.13
                                                                =======     =======     =======     =======     =======     =======

TOTAL INVESTMENT RETURN+ ..................................        6.24%      (8.43)%      9.35%      13.69%       7.43%      21.67%
                                                                =======     =======     =======     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS OF
  COMMONSHAREHOLDERS:
Expenses++ ................................................         .99%+++     .87%        .80%        .88%        .91%        .90%
Net investment income before preferred stock dividends++ ..        8.68%+++    7.72%       7.63%       7.70%       7.75%       8.06%
Preferred stock dividends .................................        2.36%+++    1.49%       1.50%       1.61%       1.59%       1.83%
Net investment income available to common stockholders ....        6.32%+++    6.23%       6.13%       6.09%       6.16%       6.23%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..    $471,196    $497,324    $508,037    $500,227    $494,667    $487,923
Portfolio turnover rate ...................................           3%          4%          0%          8%          5%          9%
Net assets of common shareholders, end of period
  (in thousands) ..........................................    $477,744    $481,463    $508,851    $509,613    $497,686    $506,060
Asset coverage per share of preferred stock, end of period     $ 64,956    $ 78,514    $ 81,550    $ 81,640    $ 80,298    $ 81,243
Preferred stock outstanding (in thousands) ................    $299,100    $225,000    $225,000    $225,000    $225,000    $225,000

----------
  * Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $.0008 and to common shareholders was $.0031 and for the year ended December 31, 1996 to preferred shareholders was $.0007 and to common shareholders was $.0024.
 ** Net asset value and market  value are  published in BARRON'S on Saturday and
    THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common stockholders.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION &             The  BlackRock  Municipal  Target  Term Trust
ACCOUNTING                         Inc. (the "Trust"), was organized in Maryland
POLICIES                           on July 16, 1991 as a diversified, closed-end
                                   management  investment  company.  The Trust's
investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS                 The   Trust   has  an   Investment   Advisory
                                   Agreement with BlackRock Advisors,  Inc. (the
"Advisor") which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Company of America.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                  Purchases and sales of investment securities,
SECURITIES                         other  than  short-term  investments  for the
                                   year   ended   June   30,   2000   aggregated
$83,929,627 and $14,332,592, respectively.

   The federal income tax basis of the Trust's investments at June 30, 2000 was the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $29,618,456, (gross unrealized appreciation--$29,875,710, gross unrealized depreciation--$257,254).

   For federal income tax purposes, the Trust had a capital loss carry forward at December 31, 1999 of approximately $19,500 which will expire in 2006.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. CAPITAL                    There  are 200  million  shares  of $.01  par
                                   value   common  stock   authorized.   Of  the
45,410,639 common shares outstanding at June 30, 2000, the Advisor owned 10,639 shares. As of June 30, 2000, there were 11,964 preferred shares outstanding as follows: Series W7-5,964, Series F7-3,000 and Series W28-3,000 which includes 2,964 shares of Series W7 issued on March 10, 2000.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7--1,500 shares, Series F7--1,500 shares and Series W28--1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   On March 10, 2000, the Trust reclassified 2,964 shares of common stock and issued an additional 2,964 shares of Series T-7 preferred stock. The additional shares issued have identical rights and features of the existing Series W-7 preferred stock. Estimated offering cost of $319,563 and underwriting discount of $741,000 have been charged to paid-in capital in excess of par of the common shares.

   Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.37% to 6.435% during the six months ended June 30, 2000.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS                  On June 30,  2000,  the Board of Directors of
                                   the   Trust    declared   a   dividend   from
undistributed earnings of $0.04792 per common share payable on August 1, 2000 to shareholders of record on July 14, 2000.

   For the period July 1, 2000 to July 31, 2000 dividends and distributions declared on preferred shares totalled $1,039,145 in aggregate for the three outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

      The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

  (1) To elect three Directors as follows:

        DIRECTORS                    CLASS           TERM            EXPIRING
        -------                      -----           -----           --------
        Frank J. Fabozzi .........    II            3 years            2003
        Walter F. Mondale ........    II            3 years            2003
        Ralph L. Schlosstein .....    II            3 years            2003

        Directors whose term of office  continues beyond this meeting are Andrew
        F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

   (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 2000.

    Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                        VOTES FOR*    VOTES AGAINST*     ABSTENTIONS*
                                                        ---------     ------------       -----------
    Frank J. Fabozzi ................................        8,428         --                  446
    Walter F. Mondale ...............................   35,009,163         --              755,616
    Ralph L. Schlosstein ............................   35,293,623         --              471,156
    Ratification of Deloitte & Touche LLP ...........   35,281,534       200,703           282,542

----------
* The votes represent common and preferred shareholders voting as a single class except for the election of Frank J. Fabozzi who was elected by preferred shareholders.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Municipal Target Term Trust Inc.'s investment objective is to provide current income exempt from regular federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. ("the Advisor") is an SEC-registered investment advisor. As of June 30, 2000, The Advisors and its affiliates (together, "BlackRock") currently managed over $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt Municipal Obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Trust's advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The primary investment strategy for the Trust is to seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2006. Accordingly, the majority of the Trust's assets are invested in securities which have maturities that are similar to the maturity date of the Trust. Most municipal securities, however, have optional redemption provisions (or "calls") which allow the issuer to redeem the bonds on specified dates prior to their maturity. While call features are more predictable than prepayments on mortgage-backed securities, they require additional active, management considerations for the Trust. If a portion of the Trust is invested in callable bonds, the yield to call date is analyzed instead of the yield to the maturity of the bond, and should the security be called, the Advisor will generally seek to reinvest the proceeds in additional assets with maturities which are not significantly longer than the remaining term of the Trust. In addition, in order to seek to earn back the underwriting discount and upfront expenses and have the ability to return the full initial investment at the end of the term, the Trust generally seeks to retain a small portion of the income earned on its portfolio each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders    may   have   all   dividends   and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:           These  securities  are   collateralized   by  U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                  STOCK       MATURITY
PERPETUAL TRUSTS                                                  SYMBOL        DATE
                                                                  ------      --------
The BlackRock Income Trust Inc.                                    BKT           N/A
The BlackRock North American Government Income Trust Inc.          BNA           N/A
The BlackRock High Yield Trust                                     BHY           N/A

TERM TRUSTS

The BlackRock Target Term Trust Inc.                               BTT          12/00
The BlackRock 2001 Term Trust Inc.                                 BTM          06/01
The BlackRock Strategic Term Trust Inc.                            BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT          12/04
The BlackRock Advantage Term Trust Inc.                            BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT          12/09


TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------

                                                                  STOCK       MATURITY
PERPETUAL TRUSTS                                                  SYMBOL        DATE
                                                                  ------      --------
The BlackRock Investment Quality Municipal Trust Inc.              BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust           RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.     RNY           N/A
The BlackRock Pennsylvania Strategic Municipal Trust               BPS           N/A
The BlackRock Strategic Municipal Trust                            BSD           N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                     BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.               BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust            BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.      BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                    BMT          12/10


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
                 (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of June 30, 2000, BlackRock and its affiliates (together "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.



                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

----------
BLACKROCK
----------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171 (800) 699-1BFM

AUCTION  AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                                Gateway Center 3
                               100 Mulberry Street
                              Newark, NJ07102-4077
                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
                                                                     092476-40-2

[LOGO] Printed on recycled paper



THE
MUNICIPAL TARGET
TERM TRUST INC.
=========================
SEMI-ANNUAL REPORT
JUNE 30, 2000